Cash and cash equivalents	12 Months Ended
Dec. 31, 2020
Cash and cash equivalents
Cash and cash equivalents

15    Cash and cash equivalents

Accounting policy

Cash and cash equivalents include cash, bank deposits, and highly liquid short-term investments (investments with an original maturity less than 90 days), which are readily convertible into a known amount of cash and subject to an immaterial risk of changes in value. Bank overdrafts are shown within Loans and financings in current liabilities in the balance sheet.

(a)     Composition

	2020	2019
Cash and banks	113,017	299,374
Term deposits (i)	973,146	399,244
	1,086,163	698,618

Cash and cash equivalents balance increased as of December 31, 2020, mainly because of the new loans and financings taken by the Company during the first half of 2020 as explained in note 26.

(i)

As part of its strategy to enhance liquidity during 2020 and to meet its cash operating commitments, the Company made a reclassification of USD 29,496 from Financial investments to Cash and cash equivalents.

(b)     Changes in operating assets and liabilities

	2020	2019	2018
Decrease (increase) in assets
Trade accounts receivables	(68,986)	(8,634)	8,537
Inventory	8,883	(35,425)	52,472
Other assets	30,538	(45,891)	(133,716)
Increase (decrease) in liabilities
Trade payables	21,589	18,823	57,411
Confirming payables	62,525	12,278	(40,613)
Contractual liabilities	(20,683)	(25,641)	(29,543)
Other liabilities	58,594	12,856	32,412
	92,460	(71,634)	(53,040)

(c)     Non-cash transactions

During 2020, the Company had additions related to asset retirement obligations in the amount of USD 14,874 (2019: USD 28,337); additions to right-of-use assets in the amount of USD 5,785 (2019: USD 3,517) and liabilities to increase property, plant and equipment in the amount of USD 4,137.